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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 2, 2005

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                         OIL STATES INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

               Delaware                     1-16337           76-0476605
     (State or other jurisdiction      (Commission File    (I.R.S. Employer
   of incorporation or organization)       Number)        Identification No.)

                               Three Allen Center
                           333 Clay Street, Suite 4620
                              Houston, Texas 77002
                       (Address and zip code of principal
                               executive offices)

       Registrant's telephone number, including area code: (713) 652-0582

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS.

     On June 2, 2005, Oil States International, Inc. (the "Company") issued a press release announcing it had completed the acquisition of Phillips Casing and Tubing, L.P. ("Phillips") for total consideration of $31.4 million. Phillips distributes oil country tubular goods throughout the United States. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

Exhibit
Number      Description of Document
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99.1        Press Release dated June 2, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 3, 2005

                                                  OIL STATES INTERNATIONAL, INC.

                                                  By:    /s/ Cindy B. Taylor
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                                                  Name:  Cindy B. Taylor
                                                  Title: Senior Vice President

                                INDEX TO EXHIBITS

Exhibit
Number      Description of Document
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99.1        Press Release dated June 2, 2005